================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 7, 2005

                               PIERRE FOODS, INC.
             (Exact name of registrant as specified in its charter)

        NORTH CAROLINA                     0-7277               56-0945643
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                               9990 PRINCETON ROAD
                             CINCINNATI, OHIO 45246
          (Address of Principal executive offices, including Zip Code)

                                 (513) 874-8741
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     In response to a comment letter from the Securities and Exchange Commission, the Registrant is refiling certain agreements that were previously filed as Exhibits 10.8, 10.9, 10.11 and 10.12 to its Registration Statement on Form S-4 (file no. 333-119307), and its Form 8-K filed on December 2, 2004.

     (c)  Exhibits

EXHIBIT NO.                              DESCRIPTION
------------  ------------------------------------------------------------------
10.8          Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.9          Amended and Restated Formula Development Agreement, dated as of
              May 21, 2004, between the Company and Carl Karcher Enterprises,
              Inc.*

10.11 Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Hardee's Food Systems, Inc.*

10.12         Amended and Restated Formula Development Agreement, dated as of
              May 21, 2004, between the Company and Hardee's Food Systems, Inc.*


----------
*Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIERRE FOODS, INC.


                                         /s/ Joseph W. Meyers
                                         ------------------------------
Date: January 7, 2005                 Name:  Joseph W. Meyers
                                       Title: Vice President, Finance

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
------------  ------------------------------------------------------------------
10.8          Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Carl Karcher Enterprises, Inc.*

10.9          Amended and Restated Formula Development Agreement, dated as of
              May 21, 2004, between the Company and Carl Karcher Enterprises,
              Inc.*

10.11 Amended and Restated Agreement, dated as of May 21, 2004, between the Company and Hardee's Food Systems, Inc.*

10.12         Amended and Restated Formula Development Agreement, dated as of
              May 21, 2004, between the Company and Hardee's Food Systems, Inc.*


----------
*Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 of the Securities Act of 1933, as amended.